UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 9, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective December 9, 2013, Tesoro Refining & Marketing Company LLC (“TRMC”), as sublessor, and Tesoro Logistics Operations LLC (“TLO”), a wholly-owned subsidiary of Tesoro Logistics LP, as sublessee, entered into a sublease (the “Sublease”) for the marine terminal (the “Terminal”) leased by TRMC from the City of Long Beach, California pursuant to a Lease dated January 11, 2012 (the “Master Lease”) , consisting of a dock with two vessel berths known as Berths 84 and 86. The term of the Sublease continues until January 10, 2022. With the execution of the Sublease TRMC is also transferring to TLO various fixtures and improvements located at the Terminal. The Sublease replaces that certain Operating Agreement dated September 14, 2012 between TRMC and TLO (the “Operating Agreement”). Under the terms of the Operating Agreement, TLO assumed all of the financial and operating obligations of TRMC at the Terminal. The Sublease requires TLO not only to continue to be responsible for those same financial and operating obligations but it also requires TLO to comply with all terms and conditions of the Master Lease.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Sublease and the Master Lease which are attached as Exhibit 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 10, 2013, an update to our strategy and business plan will be provided to investors at the December 2013 Wells Fargo Securities Pipeline, MLP, and Energy Symposium in the attached slides (the “Slide Presentation”). The Slide Presentation, available on our website at www.tesorologistics.com, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Slide Presentation is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by TLLP under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Sublease, dated as of December 9, 2013, by and between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

2.2	Lease, dated as of January 11, 2012, by and between the City of Long Beach and Tesoro Refining & Marketing Company LLC.

99.1	Slide Presentation dated as of December 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: December 10, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
2.1	Sublease, dated as of December 9, 2013, by and between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

2.2	Lease, dated as of January 11, 2012, by and between the City of Long Beach and Tesoro Refining & Marketing Company LLC.

99.1	Slide Presentation dated as of December 10, 2013.

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